UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: February 1, 2022

Exact Name of Registrant	Commission	I.R.S. Employer
as Specified in Its Charter	File Number	Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097
Hawaiian Electric Company, Inc.	1-4955	99-0040500
State of Hawaii
(State or other jurisdiction of incorporation)
 1001 Bishop Street, Suite 2900, Honolulu, Hawaii  96813 - Hawaiian Electric Industries, Inc. (HEI)
1001 Bishop Street, Suite 2500, Honolulu, Hawaii  96813 - Hawaiian Electric Company, Inc. (Hawaiian Electric)
(Address of principal executive offices and zip code)
 Registrant’s telephone number, including area code:
 (808) 543-5662 - HEI
(808) 543-7771 - Hawaiian Electric
  Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Hawaiian Electric Industries, Inc.	Common Stock, Without Par Value	HE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company

Hawaiian Electric Industries, Inc.	☐	Hawaiian Electric Company, Inc.	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Hawaiian Electric Industries, Inc.	☐	Hawaiian Electric Company, Inc.	☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 1, 2022, Hawaiian Electric Company, Inc., Hawaii Electric Light Company, Inc., and Maui Electric Company, Limited, (collectively, the Companies) and PAR Hawaii Refining, LLC, a Hawaii corporation (PAR), entered into a new supply contract for the Companies' Low Sulfur Fuel Oil Supply (LSFO), High Sulfur Fuel Oil (HSFO), No. 2 Diesel (Diesel), and Ultra-Low Sulfur Diesel (ULSD) requirements (Contract), which is effective as of January 1, 2023, subject to approval by the Public Utilities Commission of the State of Hawaii (PUC), and terminates on January 31, 2026. This Contract will supply all LSFO, HSFO, Diesel and ULSD for the Companies’ operations on the islands of Oahu, Maui, Molokai, and Hawaii. If PAR is unable to provide LSFO, HSFO, Diesel and/or ULSD the Contract allows the Companies to purchase LSFO, HSFO, Diesel and/or ULSD from another supplier. The Contract will automatically renew upon the conclusion of the original term for successive terms of one year beginning on February 1, 2026 unless a party gives written termination notice at least 120 days before the beginning of an extension.
The Contract is subject to approval of the PUC and can be terminated by either party if a non-appealable PUC approval is not received by December 2, 2022 or if the Companies’ request for PUC approval is denied. If the Contract is approved prior to September 1, 2022, the Companies currently forecast that it would result in an estimated $5.75 million in customer savings per year compared to the existing contract pricing for LSFO. If the contract is approved after September 1, 2022, the Companies currently forecast that it would result in an estimated $3.29 million in customer savings per year compared to the existing contract pricing for LSFO. Pricing is determined pursuant to a formula based on a market index of the fuel, freight, taxes and volume purchased adjusted for premiums or discounts, which varies by type of fuel.
Also on February 1, 2022, the Companies and PAR entered into a second amendment (Second Amendment) to their existing supply contract for the Companies' LSFO, HSFO, Diesel, and ULSD requirements (Original Contract), which terminates on December 31, 2022.
This Second Amendment will amend the LSFO tier-1 purchase volumes, if and only if a non-appealable PUC approval of the Contract is received prior to December 2, 2022. The Companies filed an application with the PUC requesting, among other things, approval of the Second Amendment and to recover the costs associated with the Second Amendment through the energy cost recovery clause to the extent the costs are not recovered in base rates. If the Contract is approved prior to September 1, 2022, the Companies currently forecast that it would result in an estimated daily customer savings of $20,250 while the Second Amendment is effective.
The foregoing description of each of the Second Amendment and the Contract is limited and qualified in its entirety by reference to the full text of the Second Amendment and the Contract, respectively, which will be filed as exhibits to the registrant's Quarterly Report on Form 10-Q for the quarter ending March 31, 2022.
HEI and Hawaiian Electric intend to continue to use HEI's website, www.hei.com, as a means of disclosing additional information. Such disclosures will be included on HEI's website in the Investor Relations section. Accordingly, investors should routinely monitor such portions of HEI's website, in addition to following HEI's, Hawaiian Electric's and American Savings Bank, F.S.B.'s press releases, HEI’s and Hawaiian Electric’s SEC filings and HEI’s public conference calls and webcasts. The information on HEI’s website is not incorporated by reference in this document or in HEI’s and Hawaiian Electric’s SEC filings unless, and except to the extent, specifically incorporated by reference. Investors may also wish to refer to the PUC website at dms.puc.hawaii.gov/dms in order to review documents filed with and issued by the PUC. No information on the PUC website is incorporated by reference in this document or in HEI’s and Hawaiian Electric’s other SEC filings.

Forward-looking statements
This report may contain “forward-looking statements,” which include statements that are predictive in nature, depend upon or refer to future events or conditions, and usually include words such as “will,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “predicts,” “estimates,” “forecasts” or similar expressions. In addition, any statements concerning future financial performance (including forecasted customer savings), ongoing business strategies or prospects or possible future actions are also forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and the accuracy of assumptions concerning HEI and its subsidiaries, the performance of the industries in which they do business and economic, political and market factors, among other things. These forward-looking statements are not guarantees of future performance.
Forward-looking statements in this report should be read in conjunction with the “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” discussions (which are incorporated by reference herein) set forth in HEI’s and Hawaiian Electric’s Annual Report on Form 10-K for the year ended December 31, 2020 and HEI’s and Hawaiian Electric’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 and HEI’s other periodic reports that discuss important factors that could cause HEI’s results to differ materially from those anticipated in such statements. These forward-looking statements speak only as of the date of the report, presentation or filing in which they are made. Except to the extent required by the federal securities laws, HEI, Hawaiian Electric, ASB and their subsidiaries undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.	HAWAIIAN ELECTRIC COMPANY, INC.
(Registrant)	(Registrant)
/s/ Gregory C. Hazelton	/s/ Tayne S. Y. Sekimura
Gregory C. Hazelton	Tayne S. Y. Sekimura
Executive Vice President and	Senior Vice President,
Chief Financial Officer	Chief Financial Officer and Treasurer

Date: February 7, 2022	Date: February 7, 2022

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